Supplement dated May 1, 2020
to the
Summary Prospectus, Statutory Prospectus,
and Statement of Additional Information (“SAI”),
each dated October 31, 2019 (as supplemented)
for the Hood River Small-Cap Fund (the “Fund”),
a series of Manager Directed Portfolios (the “Trust”)

Effective April 30, 2020, Robert C. Marvin no longer serves as a portfolio manager of the Fund. Brian P. Smoluch, Director and Managing Member of Hood River Capital Management LLC (“Hood River” or the “Adviser”) and Portfolio Manager of the Fund, and David G. Swank, Director and Managing Member of Hood River and Portfolio Manager of the Fund, will continue to manage the Fund.

The Summary Prospectus, Statutory Prospectus, and SAI are hereby amended to remove all references to Mr. Marvin.

Also effective April 30, 2020, Mr. Marvin retired from Hood River. Because Mr. Marvin beneficially owned greater than 25% of the outstanding shares of the Adviser, and because Mr. Marvin’s shares were reallocated by the Adviser upon his retirement, a change in control occurred under the Investment Company Act of 1940, as amended (“1940 Act”). As a result of Mr. Marvin’s retirement, Brian P. Smoluch and David G. Swank own 66.67% and 33.33%, respectively, of the Adviser’s outstanding shares and will each continue to be deemed a control person of the Adviser.

Due to the change in control, the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser automatically terminated on April 30, 2020. Prior to the termination of the investment advisory agreement, the Board of Trustees (the “Board) of the Trust determined it was in the best interests of shareholders to re-engage the Adviser on an interim basis in order to avoid disruption of the Fund’s investment management program. The Board unanimously approved an interim agreement between the Adviser and the Trust, on behalf of the Fund, in accordance with Rule 15a-4 under the 1940 Act (the “Interim Investment Advisory Agreement”). The Interim Investment Advisory Agreement became effective upon the consummation of the change in control of the Adviser. Under the Interim Investment Advisory Agreement, and pursuant to the requirements of the 1940 Act, the Adviser is permitted to serve as interim investment adviser to the Fund until shareholders approve the new investment advisory agreement or 150 days from the effective date of the Interim Investment Advisory Agreement, whichever is sooner.